SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: September 21, 1998


                             CREE RESEARCH, INC.
            (Exact name of Registrant as Specified in its Charter)

     North Carolina                          0-21154                          56-1572719
(State or other Jurisdiction of      (Commission File Number)       (IRS Employer Identification No.)
Incorporation or Organization)

                   4600 Silicon Drive
                 Durham, North Carolina                         27703
        (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (919) 361-5709


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

 (a)  Previous Independent Accountants

 (i) On September 21, 1998, the Company engaged Ernst & Young LLP as its independent accountants for the fiscal year ending June 27, 1999. PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), which had served as the Company's independent accountant in prior fiscal years, was dismissed by the Company on the same date.

 (ii) The reports of PricewaterhouseCoopers on the financial statements of the Company for the past two fiscal years ended June 30, 1997 and June 28, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Audit Committee of the Company's Board of Directors recommended the change of independent accountants to the Company's Board of Directors, which recommendation was approved by the Board of Directors.

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 (iv) In connection with its audits for the two most recent fiscal years and through the date of its dismissal, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the company for such periods.

 (v) During the two most recent fiscal years and through the date of its dismissal, there were no "reportable events," as that term is defined in
      Item 304(a)(1)(v) of Regulation S-K, with respect to the services provided by PricewaterhouseCoopers.

      The Company has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 23, 1998, is filed as Exhibit 16 of this Form 8-K.

(b)  New Independent Accountants

      During the two most recent fiscal years of the Company and through the date of the engagement of such firm, the Company did not consult with Ernst & Young LLP on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K, Item 304).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 16. Letter from PricewaterhouseCoopers LLP to the Commission dated September 23, 1998.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CREE RESEARCH, INC.



                                    By: /s/ Cynthia B. Merrell
                                        ---------------------------------
                                          Cynthia B. Merrell
                                          Chief Financial Officer

Date: September 25, 1998



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